 = = = = = = = = = = = = = = = = = = = = = = =  = = = = = = = = = = = = = = = =

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) : September 16, 1998

                                 ---------------


                                 OMNICARE, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                           1-8269                    31-1001351
-----------------------------------   ----------------------------    ---------------------
  (State or other jurisdiction of       (Commission File Number)         (IRS Employer
           Incorporation)                                              Identification No.)


                    100 East RiverCenter Blvd.
                       Covington, Kentucky                                   41011
          ----------------------------------------------                  ------------
             (Address of principal executive offices)                      (Zip Code)


                                      (606) 392-3300
              -------------------------------------------------------------
                   (Registrant's telephone number, including area code)


                                 Not applicable
              --------------------------------------------------------------
                  (Former name or address, if changed since last report)

= = = = = = = = = = = = = = = = = = = = = = = =  = = = = = = = = = = = = = = = =

Item 2.  Acquisition or Disposition of Assets.

     Omnicare, Inc., a Delaware corporation (the "Registrant"), through several wholly-owned subsidiaries, has acquired, effective as of September 16, 1998, substantially all of the institutional pharmacy assets (the "Business") of Extendicare Health Services, Inc., a Delaware corporation ("Extendicare"), and certain subsidiaries of Extendicare (together with Extendicare, "Sellers"). The acquisition was made pursuant to the Asset Purchase Agreement dated as of July 29, 1998 (the "Asset Purchase Agreement"). A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. A copy of the press release announcing the closing of the asset acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The purchase price consisted of $250 million in cash, 125,000 shares of Registrant's common stock, par value $1.00 per share ("Common Stock") and warrants to purchase up to 1.5 million shares of Common Stock at $48.00 per share. The cash portion of the purchase price is subject to adjustment as set forth in the Asset Purchase Agreement. The purchase price was determined by arms-length negotiations among the parties. Registrant obtained the funds for the purchase price through an existing $400 million credit facility the Registrant maintains with a consortium of sixteen banks.

     Registrant intends to continue to use the assets purchased from Sellers in the operation of the Business. No material relationship exists between Sellers and Registrant or any of Registrant's affiliates, directors or officers, or any associate of any such directors or officers, although it is anticipated that the Registrant will provide pharmacy services to the Sellers or their affiliates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



        (a),(b) The Registrant will file the required financial statements within 75 days of September 16, 1998.

        (c)           Exhibits



                   Exhibit No.            Description
                   -----------            -----------


                   2.1           Asset Purchase Agreement, dated as of July
                                 29, 1998, among Omnicare, Inc., Badger
                                 Acquisition Corp., Extendicare Health
                                 Services, Inc., and certain subsidiaries of Extendicare Health Services, Inc.
                                 (incorporated herein by reference to
                                 Registrant's Current Report on Form 8-K, dated August 7, 1998)

                   99.1          Press Release dated September 17, 1998


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      OMNICARE, INC.

                                          /s/ David W. Froesel, Jr.
                                      By:--------------------------
                                      Name: David W. Froesel, Jr.
                                      Title: Senior Vice President and
                                             Chief Financial Officer

Date: September 28, 1998

                                  EXHIBIT INDEX


Description                   Exhibit No.
-----------                   -----------

 2.1                          Asset Purchase Agreement, dated as of
                              July 29, 1998, among Omnicare, Inc., Badger
                              Acquisition Corp., Extendicare Health Services,
                              Inc., and certain subsidiaries of Extendicare
                              Health Services, Inc.(incorporated herein by reference to Registrant's Current Report on Form 8-K, dated August 7, 1998)

99.1                          Press Release dated September 17, 1998